EXHIBIT 23.1

                               [Holtz Letterhead]



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      We consent to the use in this Registration Statement of SLM Holdings, Inc on the Form 10-SB of our report dated May 3, 2006.



                                        /s/ Holtz Rubenstein Reminick LLP
                                        Holtz Rubenstein Reminick LLP
                                        Melville, New York
                                        January 24, 2007